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                                                                   EXHIBIT 10.76


                     ENVIRONMENTAL INDEMNIFICATION AGREEMENT


        THIS ENVIRONMENTAL INDEMNIFICATION AGREEMENT (this "Agreement") is made and entered into as of January 30, 1998, by BALANCED CARE CORPORATION, a Delaware corporation ("Indemnitor") to and for the benefit of AHP OF INDIANA, INC., a Delaware limited partnership ("Landlord") and American Health Properties, Inc., a Delaware corporation.

                                 R E C I T A L S

        A. Indemnitor and American Health Properties, Inc., a Delaware corporation ("American Health") have entered into that certain Facility Agreement of even date herewith (the "Facility Agreement") and, pursuant to the Facility Agreement, and concurrently with Indemnitor's delivery of this Agreement to Landlord, (i) Landlord has executed that certain Assignment of Real Property Acquisition Rights (the "Acquisition Agreement") of even date herewith pursuant to which Landlord has agreed to acquire that certain real property located in [Vanderburgh] County, [Indiana] more particularly described in Exhibit A attached hereto (the "Land"), on the terms and subject to the terms set forth therein, (ii) BCC Development and Management Co., a Delaware corporation ("Developer") a Person which is wholly-owned by Indemnitor and Landlord have entered into that certain Development Agreement of even date herewith (the "Development Agreement") pursuant to which Developer (which is a wholly-owned subsidiary of Indemnitor) has agreed to construct a [___] unit assisted living facility (the "Facility") upon the Property for the fees and on the terms stated therein, (iii) _____________, a [Delaware limited liability company] and Landlord have entered into that certain Lease, of even date herewith (the "Lease"), pursuant to which Tenant has agreed to lease the "Property" (as such term is defined in the Lease) from Landlord, in accordance with the terms and conditions set forth therein, and (iv) Balanced Care at Anderson, Inc., a Delaware corporation ("Manager") and Tenant have entered into that certain Management Agreement for the Facility pursuant to which Manager will manage the Facility on behalf of Tenant for the compensation and on the terms and subject to the conditions provided in the Management Agreement. All capitalized terms used herein shall be defined as stated in the Facility Agreement unless stated to the contrary herein.

        B. Indemnitor has guaranteed the obligations of Developer under the Development Agreement and of Manager under the Management Agreement.

        C. Landlord has required the execution and delivery of this Agreement by Indemnitor as a condition precedent to the acquisition by Landlord of the Land and Landlord would not be willing to acquire the Land, develop the Property or enable Indemnitor or Developer, Indemnitor's subsidiary, to earn the compensation provided in the Development Agreement or the Management Agreement in the absence of the execution and delivery by Indemnitor of this Agreement.

        NOW, THEREFORE, as an inducement to Landlord to acquire the Land and thereafter cause Developer to develop and, upon completion, manage the Property, and for other good

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and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Indemnitor, intending to be legally and fully bound, hereby covenants and agrees to and for the benefit of Landlord as follows:

        1. Recitals. The recitals set forth above are true and correct and are by this reference incorporated herein.

        2. Hazardous Substances. "Hazardous Substances" shall mean any hazardous or toxic material or waste which is regulated by any authority of or operating under the authority of any local or municipal government, the State, or the United States of America or which may require remediation at the behest of any governmental or quasi-governmental agency or which may cause a detriment to or impair the value or beneficial use of the Land or Improvements or cause a health, safety or environmental hazard on, under or about any portion of the Property, including, without limitation, any material or substance which is: (1) petroleum or a petroleum by-product or a fraction, derivative or product of the decay or decomposition thereof; (2) asbestos or an asbestos containing material in any form; (3) a hydrocarbon or similar substance; (4) PCB; (5) formaldehyde;
(6) medical waste, (7) radioactive, (8) flammable or explosive; (9) leaked or released from any underground storage tanks; (10) listed as a "toxic pollutant" pursuant to Section 311 of the Federal Pollution Control Act (33 U.S.C. Section
1317) including any amendments thereto; (11) defined as a "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq. (42 U.S.C. Section 6903) including any amendments thereto; (12) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (42 U.S.C.
Section 9601) including any amendments thereto; (13) listed in the United States Department of Transportation Table (49 CFR ss. 172.101) or by the U.S. Environmental Protection Agency as a hazardous substance; (14) any material, waste or substance which is governed, regulated, listed and/or defined under any Applicable Laws of the State or in the regulations or judicial or administrative orders, decisions or decrees promulgated pursuant to any of the foregoing State or federal laws. The foregoing list of definitions and statutes is intended to be illustrative and not exhaustive, and such list shall not be deemed to include all definitions and laws applicable to the subject matter contained herein, all such laws being included within the definition of Applicable Laws.

        3. Compliance with Laws and Regulations. Indemnitor hereby represents, warrants, covenants and agrees to and with Landlord that all operations or activities upon, or any use or occupancy of the Property, or any portion thereof, by Indemnitor, any Affiliates of Indemnitor (wherein the term "Affiliates" shall mean any person or entity controlling, controlled by or under common control with Indemnitor, and the term "control" shall mean the power, directly or indirectly, to direct the management or policies of such person or entity), any agent, contractor or employee of Indemnitor or Affiliates ("Agents"), or any tenant or subtenant of Indemnitor of the Property, or any portion thereof, shall always be in all respects in compliance with any and all federal, State or local laws, regulations, rules, ordinances, common law, court or administrative orders or governmental or insurance requirements relating to Hazardous Substances, including but not limited to the discharge and


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removal of Hazardous Substances, that Indemnitor shall pay immediately when due the costs of removal of any Hazardous Substances which are at any time at, under or about the Land as and to the extent required (i) to comply with applicable federal, State or local laws, regulations, rules ordinances, common law, court or administrative orders and governmental or insurance requirements or (ii) to avoid the potential for any release of such Hazardous Substances or (iii) to prevent any liability to Indemnitor, Indemnitee or the Agents or Affiliates of either arising from the presence of such Hazardous Substances, and Indemnitor, Affiliates and Agents will keep the Property free of any lien imposed pursuant to laws, regulations, ordinances, court or administrative orders or governmental or insurance requirements relating to Hazardous Substances. Indemnitor further covenants that neither Indemnitor, the Agents, nor the Affiliates will permit or suffer the release or disposal of any Hazardous Substances over or upon the Property. Indemnitor also covenants that neither Indemnitor, the Agents, nor the Affiliates will have any Hazardous Substance upon the Property except in strict and absolute compliance with all applicable laws, regulations, rules, ordinances, common law, court or administrative orders or governmental or insurance requirements and in quantities which are customary for the operation of the Property for the "Primary Intended Use" thereof (as defined in the Lease). In addition, Indemnitor covenants and agrees that none of the Indemnitor, the Agents, and the Affiliates will allow the manufacture, voluntary transmission or (except in strict and absolute compliance with applicable Federal, state and local laws, statutes, ordinances, codes, common law, rules, regulations, orders, decrees, other applicable requirements of governmental authorities) presence of any Hazardous Substances over or upon the Property. Landlord shall have the right at any time to conduct an environmental audit of the Property and Indemnitor shall cooperate in the conduct of such environmental audit. Furthermore, none of Indemnitor, the Affiliates nor the Agents have installed or permitted to be installed, and none of Indemnitor, the Agents, nor the Affiliates shall install or permit to be installed, in or on the Property friable asbestos or any substance containing asbestos and deemed hazardous by federal State or local laws, statutes, ordinances, rules or regulations respecting such material, and with respect to any such material currently present in the Property, shall promptly either (A) remove any material which such regulations deem hazardous and require be removed or (B) otherwise comply with such federal, State and local regulations, at Indemnitor's expense; and that Indemnitor warrants and represents that it has not at any time engaged in or permitted, nor to the best of Indemnitor's knowledge, after due inquiry, has any tenant of Indemnitor, Agent, Affiliate or, based on the Phase I Environmental Report of _____________________ regarding the Land, dated as of _______________ (the "Report") , any other occupant of the Property, or any portion thereof, engaged in or permitted any material dumping, discharge, disposal, spillage or leakage (whether legal or illegal, accidental or intentional) of such Hazardous Substances, at, on, in or about the Property, or any portion thereof. Indemnitor hereby further represents, warrants and covenants to and with Landlord that to the best of Indemnitor's knowledge, information and belief, except for uses and temporary storage of Hazardous Substances reasonably necessary to the customary operation of an assisted living facility, as appropriate, which, if required, is duly licensed or authorized by appropriate governmental authorities or otherwise permitted by applicable law:

                (a) None of the Property will contain any chemical, material, substance or waste, the use, generation, treatment, storage, handling or presence of which is prohibited,


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limited or regulated by any Federal, state, county, regional, local or other governmental authority, or which, even if not so regulated, is known to pose a hazard to the health and safety of the occupants of any of the Property or of any other property adjacent to or adjoining any of the Property;

                (b) None of the Property will be used for any activities involving, directly or indirectly, the use, generation, treatment, storage, handling, transport, disposal or release of any Hazardous Substances;

                (c) None of the Property, nor any part of the Property, nor Indemnitor is subject to any existing, pending, or threatened investigation or inquiry by any governmental authority, or any remedial obligations under any applicable federal, State or local laws, statutes, rules, regulations, common law or orders, or government or insurance requirements, pertaining to health, safety or the environment; and

                (d) Indemnitor shall promptly notify Landlord in writing of any order, receipt of any notice of violation or non-compliance with any applicable law, rule, regulation, standard or order, any threatened or pending action by any regulatory agency or their governmental authority, or any claims made by any third party relating to Hazardous Substances on, emanations on or from, releases on or from, or threats of releases on or from any of the Property; and shall promptly furnish the Landlord with copies of any correspondence, notices, or legal pleadings in connection therewith. Landlord shall have the right, but shall not be obligated, to notify any governmental authority of any state of facts which may come to its attention with respect to Hazardous Substances on, released from or emanating from any part of the Property.

        4. Indemnification. Indemnitor agrees, with the right to participate in the applicable proceedings, to indemnify, protect, defend (with counsel reasonably approved by Landlord) and hold Landlord, and the partners, employees and agents of Landlord, harmless from any claims (including, without limitation, third party claims for personal injury or real or personal property damage), or natural resources damage, actions, administrative proceedings (including informal proceedings), judgments, damages, punitive damages, penalties, fines, costs, liabilities (including sums paid in settlements of claims), interest or losses, including reasonable attorneys' and paralegals' fees and expenses (including any such fees and expenses incurred in enforcing this Agreement or collecting any sums due hereunder), consultant fees, and expert fees, together with all other costs and expenses of any kind or nature (collectively, the "Costs") that arise directly or indirectly from or in connection with the presence, suspected presence, release or threatened release of any Hazardous Substance in or into the air, soil, surface water, groundwater or soil vapor at, on, about, under or within the Property, or any portion thereof, to the extent that such Costs result from events caused, directly or indirectly, by Indemnitor, the Affiliates, Agents, or tenants or subtenants of same which are not attributable to the gross negligence or willful misconduct of Landlord. The indemnification provided in this Paragraph 4 shall specifically apply to and include claims or actions (i) brought by Tenant or any occupant of the Facility or the Property or any portion thereof or (ii) brought on behalf of employees of Indemnitor or Affiliates, or contractors, or employees of contractors of Indemnitor or Affiliates and Indemnitor hereby expressly waives any immunity


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to which Indemnitor may otherwise be entitled under any industrial or worker's compensation laws. In the event Landlord shall suffer or incur any such Costs, Indemnitor shall pay to Landlord the total of all such Costs suffered or incurred by Landlord upon demand therefor by Landlord. Without limiting the generality of the foregoing, the indemnification provided by this Paragraph 4 shall specifically cover Costs, including capital, operating and maintenance costs, incurred in connection with any investigation or monitoring of site conditions, any clean-up, containment, remedial, removal or restoration work required or performed by any Federal, state or local governmental agency or political subdivision or performed by any non-governmental entity or person because of the presence, suspected presence, release or suspected release of any Hazardous Substance in or into the air, soil, groundwater, surface water or soil vapor at, on, about, under or within the Property (or any portion thereof), and any claims of third parties for loss or damage due to such Hazardous Substance, to the extent that such Costs result from events caused, directly or indirectly, by Indemnitor, the Affiliates, Agents, or tenants or subtenants of same, which are not attributable to the gross negligence or willful misconduct of Landlord. In addition, to the extent that such Costs, claims, losses or damages result from events caused, directly or indirectly by Indemnitor, the Affiliates, Agents, or tenants or subtenants of same, and are not attributable to the gross negligence or willful misconduct of Landlord, the indemnification provided by this Paragraph 4 shall include, without limitation, all loss or damage sustained by Landlord or any third party due to any Hazardous Substance (i) that is present or suspected to be present in the air, soil, groundwater, surface water or soil vapor at, on, about, under or within the Property (or any portion thereof) on or before the date of this Agreement, or (ii) that migrates, flows, percolates, diffuses or in any way moves onto, into or under the air, soil, groundwater, surface water or soil vapor at, on, about, under or within the Property (or any portion thereof) after the date of this Agreement, irrespective of whether such Hazardous Substance shall be present or suspected to be present in the air, soil, groundwater, surface water or soil vapor at, on, about, under or within the Property (or any portion thereof) as a result of any release, discharge, disposal, dumping, spilling, or leaking (accidental or otherwise) onto the Property (or any portion thereof) occurring before, on or after the date of this Agreement or caused by any person or entity.

        5. Remedial Work. In the event any investigation or monitoring of site conditions or any clean-up, containment, restoration, removal or other remedial work (collectively, the "Remedial Work") is required under any applicable Federal, state or local law or regulation, by any judicial order, or by any governmental entity, or in order to comply with any agreements affecting the Property because of, or in connection with, any occurrence or event described in Paragraph 4 above, Indemnitor shall perform or cause to be performed the Remedial Work in compliance with such law, regulation, order or agreement; provided, that Indemnitor may withhold such compliance pursuant to a good faith dispute regarding the application, interpretation or validity of the law, regulation, order, or agreement, subject to the requirements of Paragraph 6 below; provided, however, that Landlord shall reasonably cooperate with Indemnitor to the extent necessary to deliver such authorization as may be required in order for Indemnitor to perform its obligations under this Paragraph. All Remedial Work shall be performed by one or more duly licensed contractors, selected by Indemnitor and approved in advance in writing by Landlord, and under the supervision of a consulting engineer, selected by Indemnitor and approved in advance in writing by Landlord.


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All costs and expenses of such Remedial Work shall be paid by Indemnitor including, without limitation, the charges of such contractor(s) and/or the consulting engineer, and Landlord's reasonable attorneys and paralegals' fees and other reasonable costs incurred in connection with monitoring or review of such Remedial Work. In the event Indemnitor shall fail timely to commence, or cause to be commenced, or fail diligently to prosecute to completion, such Remedial Work, Landlord may, but shall not be required, to cause such Remedial Work to be performed, and all costs and expenses thereof, or incurred in connection therewith, shall be Costs within the meaning of Paragraph 4 above. All such Costs shall be due and payable upon demand therefor by Landlord.

        6. Permitted Contests. Notwithstanding any provision of this Agreement to the contrary, Indemnitor will be permitted to contest or cause to be contested, subject to compliance with the requirements of this Paragraph 6, by appropriate action any Remedial Work requirement, and Landlord shall not perform such requirement on its behalf, so long as Indemnitor has given Landlord written notice that Indemnitor is in good faith contesting or shall contest or cause to be contested the same, and Indemnitor actually contests or causes to be contested the application, interpretation or validity of the governmental law, regulation, order agreement pertaining to the Remedial Work by appropriate proceedings conducted in good faith with due diligence; provided, such contest shall not subject the Landlord or any assignee of its interest (including any person having a beneficial interest) in the Property to civil liability and does not jeopardize any such party's interest in the Property or affect in any way the payment of any sums to be paid under the Lease. Indemnitor shall give such security or assurances as may be reasonably required by Landlord to insure compliance with the legal requirements pertaining to the Remedial Work (and payment of all costs, expenses, interest and penalties in connection therewith) and to prevent any sale, forfeiture or loss by reason of such nonpayment or noncompliance.

        7. Subrogation of Indemnitor's Rights. If Indemnitor fails to perform its obligations under Paragraph 4 above, Landlord shall be subrogated to any rights Indemnitor or Affiliates may have under any indemnifications from any present, future or former owners, tenants or other occupants or users of the Property (or any portion thereof), relating to the matters covered by this Agreement.

        8. Merger, Consolidation or Sale of Assets. In the event of a dissolution of either Indemnitor or other disposition involving either Indemnitor or all or substantially all the assets of either Indemnitor to one or more persons or other entities, the surviving entity or transferee of assets, as the case may be, shall (i) be formed and existing under the laws of a state, district or commonwealth of the United States of America, and (ii) deliver to Landlord an acknowledged instrument in recordable form assuming all obligations, covenants and responsibilities of such Indemnitor under this Agreement.

        9. Independent Obligations; Survival. The obligations of Indemnitor under this Agreement shall survive the expiration or termination of the Lease. The obligations of Indemnitor under this Agreement are separate and distinct from the obligations of Indemnitor's Affiliates under the Transaction Documents (including but not limited to any such obligation which may arise in connection with the Lease) but shall not be construed to


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permit multiple recoveries by Landlord against Indemnitor in respect of such breach. This Agreement may be enforced by Landlord without regard to any other rights and remedies Landlord may have against Indemnitor under the Transaction Documents and without regard to any limitations on Landlord's recourse and/or specific performance as may be provided therein. Indemnitor expressly and specifically agrees that a separate action or actions may be brought and prosecuted against Indemnitor.

        10. Default Rate. Any Costs and other payments required to be paid by Indemnitor to Landlord under this Agreement which are not paid on demand therefor shall thereupon be considered delinquent. In addition to all other rights and remedies of Landlord against Indemnitor as provided herein, or under applicable law, Indemnitor shall pay to Landlord, immediately upon demand therefor, the lesser of the Default Rate under the Facility Agreement or the maximum rate permitted by law ("Default Rate") on any such payments which are or have become delinquent. The Default Rate shall be paid by Indemnitor from the date such payment becomes delinquent through and including the date of payment of such delinquent sums. The Default Rate shall not in any event be greater than the maximum rate of interest permitted to be contracted for by law.

        11. Miscellaneous. Indemnitor agrees that (i) the obligations of the Indemnitor hereunder are joint and several with the obligations of any other person indemnifying Landlord with respect to the matters which are the subject of this Agreement, (ii) a release of any one such indemnitor or any limitation of any agreement of indemnity or similar agreement in favor of or for the benefit of any such indemnitor shall not in any way be deemed a release of or limitation in favor of or for the benefit of Indemnitor under this Agreement, and (iii) a separate action hereunder may be brought and prosecuted against Indemnitor and any other person indemnifying Landlord with respect to the matters which are the subject of this Agreement. If any term of this Agreement or any application thereof shall be invalid, illegal or unenforceable, the remainder of this Agreement and any other application of such term shall not be affected thereby. No delay or omission in exercising any right hereunder shall operate as a waiver of such right or any other right. This Agreement shall be binding upon, inure to the benefit of and be enforceable by Indemnitor and Landlord, and their respective successors and assigns, including (without limitation), any assignee or purchaser of all or any portion of the Landlord s interest in the Property. This Agreement shall be governed and construed in accordance with the laws of the State of [Indiana].

        12. Assignment. Landlord shall not assign this Agreement nor any of its rights hereunder without the prior written consent of Indemnitor, which consent will not be unreasonably withheld.


                       [SIGNATURES COMMENCE ON NEXT PAGE]


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        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the ____ day of February 1998, to be effective as of the day and year first above written.

                                       "Indemnitor"

                                       BALANCED CARE CORPORATION,
                                       a Delaware corporation


                                       By /s/ Signature Illegible
                                         ------------------------------
                                          Name:
                                          Title:

                                       "Landlord"

                                       AHP OF INDIANA, INC.,
                                       an Indiana corporation


                                       By /s/ Signature Illegible
                                         ------------------------------
                                          Name:
                                          Title:

        Schedule to Exhibit 10.76 filed pursuant to Instruction 2 to Item
                            601(a) of Regulation S-K

                     Environmental Indemnification Agreement

                          Location                    Landlord                         Manager
                       Jackson, TN             AHP of Tennessee, Inc.        Balanced Care at Jackson, Inc.